UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

STREAMTRACK, INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-153502	26-2589503
(Commission File Number)	(I.R.S. Employer Identification No.)

347 Chapala Street, Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

(805) 308-9151
(Registrant’s telephone number, including area code)

________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

☐	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

EXPLANTORY NOTE

This amendment to Streamtrack, Inc’s (the “Company”) Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2013, is being filed solely for the purpose of attaching Exhibit 7.1. The Company provided its certified public accountant, Silberstein Ungar, PLLC, with a copy of its disclosures on its Current Report on Form 8-K filed with the SEC on April 23, 2013 asking them to furnish a letter stating whether they agree with the statements made by the registrant in response to Item 4.02 and, if not, stating the respects in which it did not agree, as required by Item 4.02. Subsequently, Silberstein Ungar, PLLC furnished such a letter, which is attached as Exhibit 7.1 to this amendment. The remainder of the disclosures remain unchanged.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 1, 2011, Radioloyalty, a California corporation (“RL”) and its two primary shareholders and an entity they controlled, purchased certain assets and liabilities (the “Acquired Assets”) from Lenco Mobile, Inc. (“Lenco”). In exchange for the Acquired Assets, RL agreed to pay Lenco a royalty equal to 3.5% of any revenues generated by the Acquired Assets for the period from November 1, 2011 through November 1, 2014 (the “Contingent Royalty”). The Contingent Royalty is limited to $2,500,000. The Acquired Assets, inclusive of the obligation to pay the Contingent Royalty to Lenco, were subsequently acquired by the Company as a result of the Company’s August 31, 2012 acquisition of RL (the “RL Acquisition”). The RL Acquisition was disclosed on a Current Report on Form 8-K filed on September 7, 2012. The related audited financial statements were filed on a Current Report on Form 8-K/A filed on December 21, 2012.

On April 22, 2013, the Company’s management determined that the Contingent Royalty payable to Lenco should be estimated as of December 1, 2011 and for each reporting period subsequent to December 1, 2011 through November 1, 2014, respectively. Consequently, the Company determined (i) the Contingent Royalty should be estimated and recorded as a liability on RL’s balance sheet as of December 1, 2011 (ii) a corresponding increase to the value of the Acquired Assets should be recorded as of December 1, 2011 in accordance with the purchase method of accounting. The Company determined this increased value should be allocated to “software” (iii) the amortization of the Acquired Assets on a going forward basis, for each reporting period subsequent to December 1, 2011 and through the thirty-six months subsequent to December 1, 2011, should be recalculated and will ultimately increase the Company’s costs of sales for each reporting period (iv) the Company should estimate and adjust the estimated value of the Contingent Royalty owed to Lenco for each reporting period. Any adjustments to the Contingent Royalty should be recorded to costs of sales. RL did not include an estimate of this Contingent Royalty, the increased value of software and the increased amortization recorded in costs of sales (a) in the audited financial statements for the period from inception, November 30, 2011 through August 31, 2012 that were filed on a Current Report on Form 8-K/A on December 21, 2012, or (b) in in its audited financial statements for the fiscal year ended August 31, 2012, filed on an Annual Report on Form 10-K on December 14, 2012, or (c) in its quarterly report for the three months ended November 30, 2012, filed on a Quarterly Report on Form 10-Q on January 14, 2013 (collectively, the “Reports”). The Contingent Royalty was therefore also not estimated and adjusted for each reporting period subsequent to December 1, 2011. Accordingly, the financial statements provided in the Reports should not be relied upon.

The Company’s original accounting for the Contingent Royalty owed to Lenco is appropriate if the Acquired Assets did not represent a business. RL and the Company, respectively, had previously determined that the Acquired Assets did not represent a business. After several months of consultation and review of this issue with the Staff of the U.S. Securities and Exchange Commission (the “SEC”), the Company determined that the Acquired Assets did represent a business as of the December 1, 2011 acquisition date. The Company also consulted with its independent registered auditors regarding this issue. As a result, RL has valued the consideration owed to Lenco as of the December 1, 2011 acquisition date. The Company has reviewed the Contingent Royalty as of each of the Company’s previous reporting dates, specifically August 31, 2012, November 30, 2012 and February 28, 2013, respectively, and determined an estimated value of the Contingent Royalty owed to Lenco as of each date. The Company allocated the increase in the Acquired Assets to ‘software” and recalculated amortization of the Acquired Assets which resulted in an increase to costs of sales for each reporting period subsequent to December 1, 2011.

As a result of the changes to the Company’s accounting, the Company will amend its Form 10-K filed on December 14, 2012 for the year ended August 31, 2012 and its Form 10-Q filed on January 14, 2013, for the quarterly reporting period ended November 30, 2012 (the “Restatements”). The Company’s independent registered auditors have not yet completed their review of the Restatements. However, the Company’s auditors have completed their preliminary review of the restated financial statements for the fiscal year ended August 31, 2012. The Company has determined the impact of the Restatements and is providing the preliminary figures herein. As of August 31, 2012 and for the fiscal year ended August 31, 2012, the Company’s total assets increased $788,842. Total liabilities increased $1,041,442. Total stockholders’ deficit increased $252,600. The Company’s revenues did not change. Costs of sales increased $252,600. Operating expenses did not change. Net loss increased $252,600. As of November 30, 2012 and for the three months ended November 30, 2012, the Company’s total assets increased $701,194. Total liabilities increased $1,031,917. Total stockholders’ deficit increased $336,723. The Company’s revenues did not change. Costs of sales increased $84,123. Operating expenses did not change. Net loss increased $84,123. The Company will work its independent auditors to complete the Restatements and file the amendment to Form 10-K and Form 10-Q, respectively as soon as possible.

Additionally, as a result of the Company’s discussions with the SEC, and the determination that RL represented a business as of the December 1, 2011 acquisition date, the Company is now also in the process of completing audits of certain operations of Lenco for the years ended August 31, 2011 and 2010, respectively. The audits will be completed by the Company’s independent registered auditors. The audits will allow the Company to report special purpose predecessor financial statements for the operations associated with the assets acquired by RL from Lenco for the years ended August 31, 2011 and 2010, respectively. Once the predecessor audits are complete, the Company will file an additional amendment to its Current Report filed on Form 8-K on September 7, 2012. An additional amendment will be filed on an Annual Report filed on Form 10-K for the fiscal year ended August 31, 2012 to include the predecessor financial statements for the fiscal year ended August 31, 2011. Pro forma financial information related to the acquisition of RL will also be provided at that time. The amendment to the Form 10-K to include the August 31, 2011 predecessor financial statements will have no impact on the Company’s financial statements for the fiscal year ended August 31, 2012.

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about StreamTrack’s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Readers should review carefully reports or documents the Company files periodically with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits

      (d)      Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No .	Description

7.1	Letter re non-reliance from Silberstein Ungar, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

StreamTrack, Inc. (Registrant)

Date: May 8, 2013	By:	/s/ Michael Hill
Michael Hill, Chief Executive Officer